Impaired Loans (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Impaired Loans:
Impaired loans without a valuation allowance	$ 1,445	$ 2,791
Impaired loans with a valuation allowance	2,144	2,334
Total impaired loans	3,589	5,125
Allowance for loan losses on impaired loans at period End	936	738
Total nonaccrual loans	3,401	5,125
Past due 90 days or more and still accruing	158	496
Average investment in impaired loans	$ 2,979	$ 4,185